SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2004

GENAERA CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-19651	13-3445668
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5110 Campus Drive
Plymouth Meeting, PA	19462
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 941-4020

Item 5. Other Events.

On June 7, 2004, Genaera Corporation (the “Company”) issued a press release announcing updated interim safety and efficacy results for its anti-angiogenic drug, squalamine, in its Phase IIB non-small cell lung cancer clinical trial. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

Exhibit Number	Description
99.1	Press release of the Company dated June 7, 2004 – “Genaera Presents Updated Phase II Lung Cancer Clinical Trial Results at ASCO”.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENAERA CORPORATION
(Registrant)

By:	/s/ John A. Skolas
John A. Skolas
Senior Vice President, Chief Financial Officer,
General Counsel and Secretary

Dated: June 9, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company dated June 7, 2004 – “Genaera Presents Updated Phase II Lung Cancer Clinical Trial Results at ASCO”.

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